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                                   Exhibit 10.8

                 Amendment Nos. 2 and 3 to the IBS Financial Corp.
                      Employee Stock Ownership Plan and Trust

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                              AMENDMENT NUMBER TWO TO
                                IBS FINANCIAL CORP.
                           EMPLOYEE STOCK OWNERSHIP PLAN

    BY THIS AGREEMENT, the IBS Financial Corp. Employee Stock Ownership Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of January 1, 1996;

    1. The second paragraph of Section 1.10 of the Plan is restated in its entirety to read as follows:

    For purposes of this Section, the determination of Compensation shall be made by:

        (a) excluding overtime.

        (b) excluding all compensation received under a restricted stock plan, including but not limited to the IBS Financial Corp. Recognition Plan of Inter-Boro Savings and Loan Association.

        (c) excluding discretionary bonuses.

        (d) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

    2. All other provisions of the Plan shall continue in full force and effect.

    IN WITNESS WHEREOF, this Amendment has been executed this 20th day of December 1996.


Signed, sealed, and delivered
in the presence of:

                               IBS FINANCIAL CORP.

                               By: /s/ Joseph M. Ochman, Sr.
                                   --------------------------------------
                                   Joseph M. Ochman, Sr.
                                   President and Chief Executive Officer

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                               IBS FINANCIAL CORP. EMPLOYEE STOCK
                                 OWNERSHIP PLAN

                               By: /s/ Joseph M. Ochman, Sr.
                                   --------------------------------------
                                   Joseph M. Ochman, Sr., Trustee

                               By: /s/ Thomas J. Auchter
                                   --------------------------------------
                                   Thomas J. Auchter, Trustee

                               By: /s/ John A. Borden
                                   --------------------------------------
                                   John A. Borden, Trustee


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                           AMENDMENT NUMBER THREE TO
                              IBS FINANCIAL CORP.
                         EMPLOYEE STOCK OWNERSHIP PLAN

    BY THIS AGREEMENT, the IBS Financial Corp. Employee Stock Ownership Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of August 4, 1997:

    1. The second paragraph of Section 8.4 of the Plan is restated in its entirety to read as follows:

        The Trustee shall vote all shares of Company Stock held by it as part of the Plan assets in the Unallocated Company Stock Suspense Account in the same proportion for and against proposals to stockholders of the Employer as Participants and Beneficiaries actually vote shares of Company Stock which have been allocated to their individual Company Stock Accounts; provided, however, that notwithstanding the foregoing, if the Trustee determines that compliance with the Employee Retirement Income Security Act of 1974 ("ERISA"), compliance with the fiduciary duties of the Trustee, or compliance with the Employer ESOP Voting Policy requires the shares held in the Unallocated Company Stock Suspense Account to be voted in a different manner, then the Trustee shall vote the shares held in the Unallocated Company Stock Suspense Account in a manner that complies with ERISA, the Trustee's fiduciary duties, and the Employer ESOP Voting Policy. In the event that not all shares of Company Stock which have been allocated to the individual Company Stock Accounts of Participants and Beneficiaries are voted by the Participants or Beneficiaries for or against particular proposals to stockholders of the Employer, the shares allocated to individual Company Stock Accounts which either abstained on the proposal to stockholders or were not actually voted on such proposal shall be disregarded in determining the percentage of Company Stock voted for and against the proposal to stockholders by Participants and Beneficiaries. The Trustee shall not vote those shares of Company Stock which have been allocated to the individual Company Stock Accounts of Participants and Beneficiaries for which no instructions have been received, unless the Trustee determines that compliance with ERISA, compliance with the fiduciary duties of the Trustee, or compliance with the Employer ESOP Voting Policy requires the Trustee to vote such shares.

    2. All other provisions of the Plan shall continue in full force and effect.

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    IN WITNESS WHEREOF, this Amendment has been executed this 4th day of August
1997.

    Signed, sealed, and delivered in the presence of:

                                IBS FINANCIAL CORP.

                                By:   /s/ JOSEPH M. OCHMAN, SR.
                                      ------------------------------------------
                                      Joseph M. Ochman, Sr.
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                INTER-BORO SAVINGS AND LOAN ASSOCIATION

                                By:   /s/ JOSEPH M. OCHMAN, SR.
                                      ------------------------------------------
                                      Joseph M. Ochman, Sr.
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                IBS FINANCIAL CORP. EMPLOYEE STOCK
                                   OWNERSHIP PLAN

                                By:   /s/ JOHN A. BORDEN
                                      ------------------------------------------
                                      John A. Borden, Trustee

                                By:   /s/ PAUL W. GLEASON
                                      ------------------------------------------
                                      Paul W. Gleason, Trustee

                                By:   /s/ ALBERT D. STILES, JR.
                                      ------------------------------------------
                                      Albert D. Stiles, Jr., Trustee